UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on April 28, 2015.
THE HERSHEY COMPANY THE HERSHEY COMPANY P.O. BOX 810 HERSHEY, PA 17033-0810	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2015
Date: April 28, 2015 Time: 10:00 a.m. EDT
Location: GIANT Center
550 West Hersheypark Drive Hershey, PA 17033

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF 2015 ANNUAL MEETING AND PROXY STATEMENT 2014 ANNUAL REPORT TO STOCKHOLDERS
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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors

NOMINEES:

	01) P. M. Arway	07) J. M. Mead
	02) J. P. Bilbrey	08) J. E. Nevels
	03) R. F. Cavanaugh	09) A. J. Palmer
	04) C. A. Davis	10) T. J. Ridge
	05) M. K. Haben	11) D. L. Shedlarz
06) R. M. Malcolm

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2.	Ratify the appointment of KPMG LLP as independent auditors for 2015.

3.	Approve named executive officer compensation on a non-binding advisory basis.

Voting Items

The Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR each of the following nominees:

1.	Election of Directors

NOMINEES:

	01) P. M. Arway	06) J. M. Mead
	02) J. P. Bilbrey	07) J. E. Nevels
	03) R. F. Cavanaugh	08) T. J. Ridge
	04) C. A. Davis	09) D. L. Shedlarz
05) M. K. Haben

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2.	Ratify the appointment of KPMG LLP as independent auditors for 2015.

3.	Approve named executive officer compensation on a non-binding advisory basis.